EXHIBIT 10.22


                          SIXTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


       This Sixth Amendment to Amended and Restated Credit Agreement ("Sixth Amendment") is dated effective December 27, 1995 among NBD BANK, formerly NBD Bank N.A., successor by merger to National Bank of Detroit ("NBD" or "Bank"), as lender, with its main offices at 611 Woodward Avenue, Detroit, Michigan 48226, and Secom General Corporation, a Delaware corporation ("Secom"), whose address is 46035 Grand River Ave., Novi, Michigan 48374; Uniflow Corporation, a Michigan corporation ("Uniflow"), whose address is 26600 Heyn Drive, Novi, Michigan 48450; Triple Technologies, Inc. (formerly known as Triple Tool, Inc.), a Michigan corporation ("Triple Tech.") whose address is 46035 Grand River Ave., Novi, Michigan 48374; Micanol, Inc., a Michigan corporation ("Micanol") whose address is P.O. Box 881, 46001 Grand River, Novi, Michigan 48376; L&H Die, Inc., a Michigan corporation ("L&H"), whose address is 38200 Ecorse Road, Romulus, Michigan 48174; Form Flow, Inc., a Michigan corporation ("Form Flow"), whose address is 6901 Cogswell, Romulus, Michigan 48174; and Tri-Tec Plastics Corporation, a Michigan corporation ("Tri-Tec"), whose address is 46035 Grand River Ave., Novi, Michigan 48374 (such corporations being sometimes collectively referred to as the "Borrowers" and individually as a "Borrower"), as borrowers.

       This Sixth Amendment amends the Amended and Restated Credit Agreement dated December 15, 1993, among NBD and the Borrowers, as amended by (i) the First Amendment to Amended and Restated Credit Agreement dated July 19, 1994,
(ii) the letter dated August 19, 1994 from NBD to Secom, (iii) the Third Amendment to Amended and Restated Loan Agreement dated December 28, 1994, (iv) the Fourth Amendment to Amended and Restated Loan Agreement dated February 17, 1995 and (v) the Fifth Amendment to Amended and Restated Loan Agreement dated December 1, 1995 (as so amended, the "Credit Agreement" or "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.


                                   Recitals

       A. NBD has made available to the Borrowers revolving credit loans and term loans as more fully described in the Credit Agreement.

       B. The Borrowers have requested, among other things, that NBD extend the maturity of certain loans, including the Line of Credit, Equipment Line of Credit and the $1,738,649.61 Joint Note.

       C. NBD is willing to provide such financing on the terms and conditions set forth in this Sixth Amendment.

       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

       1. Line of Credit. The first three paragraphs of Section 1.1 of the Credit Agreement are hereby amended in its entirety to read as follows:

       1.1 Line of Credit. From time to time prior to December 31, 1996 (the "Expiration Date"), NBD agrees to consider, subject to the terms and conditions set forth in this Agreement and in the sole discretion of NBD, lending and relending to Borrowers at any time and from time to time from the date of this Sixth Amendment such amounts as Borrowers (or Secom on behalf of Borrowers) may request (the "Line of Credit" or the "Credit"), provided that the outstanding aggregate credit shall not exceed an amount equal to the lesser of (a) the principal amount of $4,500,000 or (b) the sum of (i) 80% of Net Qualified Accounts, (ii) 50% of Qualified Inventory consisting of raw materials, and (ii) 25% of Qualified Inventory consisting of work in process and finished goods; provided, however, that in no event shall the amount advanced against all Qualified Inventory, at any one time outstanding, exceed the principal sum of $500,000. This Line of Credit is in replacement, but not repayment of the Joint Line of Credit described in Recital B.

       NOTWITHSTANDING ANYTHING SET FORTH IN THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS ON THE CONTRARY, NBD SHALL NOT BE OBLIGATED TO LEND OR RELEND TO BORROWERS AT ANY TIME; EACH BORROWING OR REBORROWING WHICH IS MADE UNDER THIS AGREEMENT WILL BE MADE AT THE OPTION, AND IN THE SOLE DISCRETION, OF NBD. All such loans will be evidenced by a single Fourth Amended and Restated Master Demand Business Loan Note of the Borrowers (together with any modifications, replacements or renewals thereof, the "Line of Credit Note"), payable to the order of NBD and dated as of the date of the Sixth Amendment, in substantially the form of Exhibit 1.1
       (1995) attached to the Sixth Amendment. Interest on the outstanding loans under the Line of Credit shall accrue at the rate and be payable at the time set forth in the Line of Credit Note. The Line of Credit Note shall be executed by Borrowers and delivered to NBD prior to or simultaneously with the execution of the Sixth Amendment.

              In addition to any other payments of principal or interest due NBD under the Line of Credit Note and this Agreement, at any time the Line of Credit Note bears interest at the prime rate, then Borrowers shall pay to NBD an inventory reliance fee of one quarter percent (1/4%) per annum, charged monthly in arrears, based on the monthly average outstanding balance under the Line of Credit supported by Qualified Inventory. For purposes of computing such inventory reliance fee, the principal outstanding under the Line of Credit Note shall first be attributed to Qualified Receivables.

       2. Extended Equipment Line. Section 1.2D of the Credit Agreement is hereby amended by deleting the date "December 31, 1995" and inserting in lieu thereof the date "December 31, 1996".

       3. Amended Term Loan. A new Section 1.2E is hereby added to the Credit Agreement to read as follows:

       1.2E Simultaneously with the Sixth Amendment to Amended and Restated Credit Agreement, NBD will extend a term loan to Secom and Uniflow in the original principal amount of $1,400,000.00 to mature on December 31, 1996, all of which will be used to refinance (but not repay) the $1,738,649.61 Joint Note. Such loan will be evidenced by an Amended and Restated Installment Business Loan Note substantially in the form of
       Exhibit 1.2E attached to the Sixth Amendment (together with any amendments, extensions, renewals or restatements, the "Joint Novi Mortgage Note").

       4. Definitions. All references in the Credit Agreement to the "Notes" and the "Term Notes" shall hereafter include the Joint Novi Mortgage Note. All references to the "Obligations" in the Credit Agreement shall hereafter include the liabilities and obligations under the Joint Novi Mortgage Note. All references to the $1,738,649.61 Joint Note shall hereafter refer to the Joint Novi Mortgage Note. All references in the Credit Agreement to the "Loan Documents" shall include the documents and instruments executed pursuant to this Sixth Amendment.

       5. Interest Rate on Line of Credit Note and Term Note. The table for the Applicable Margin as set forth by the Fifth Amendment to Amended and Restated Loan Agreement is hereby amended in its entirety to read as follows:

Total Liabilities to
Tangible Capital Funds
(determined under           Applicable Margin      Applicable Margin
Section 5.1C) is:            for Term Notes      for Line of Credit Note
-----------------            --------------      -----------------------
Greater than or equal to         1.75%                   1.25%
2.0 to 1.0

from 1.75 to 1.0 up to and       1.50%                   1.00%
including 1.99 to 1.0

from 1.50 to 1.0 up to and       1.25%                   .75%
including 1.74 to 1.0

from 1.25 to 1.0 up to and       1.00%                   .50%
including 1.49 to 1.0

from 1.01 to 1.0 up to and        .75%                   .25%
including 1.24 to 1.0

less than 1.0 to 1.0              .50%                   .00%

       6. Conditions Precedent. NBD shall not be required to extend the Line of Credit described in Section 1.1 of the Credit Agreement, extend the Equipment Line as described in Section 1.2D of the Credit Agreement or make the loan described in Section 1.2E of the Credit Agreement unless and until all of the terms and conditions of Article II of the Credit Agreement have been and continue to be met, and, in addition:

              (a) NBD shall have received the Line of Credit Note, executed and delivered on each of the Borrowers,

              (b) NBD shall have received the Joint Novi Mortgage Note, executed and delivered on Secom and Uniflow;

              (c) NBD shall have received this Sixth Amendment, executed and delivered by each of the Borrowers;

              (d) NBD shall have received an officers certificate from each Borrower in form and substance satisfactory to NBD; and

              (e) NBD shall have received simultaneously with the execution of this Sixth Amendment a closing fee of $750 from the Borrowers.

       7. Additional Defaults. NBD may fund any loan without waiving any of the conditions set forth in Section 6 of this Sixth Amendment. Unless otherwise agreed to in writing by NBD, if the Borrowers fail to comply with any condition in this Sixth Amendment within 15 days after a written request for compliance is sent by NBD to Secom, NBD may consider such failure an Event of Default under the Credit Agreement.

       8. Expenses. Borrowers acknowledge and agree that the Borrowers will pay reasonable attorneys' fees and out of pocket costs of NBD in connection with or with respect to this Sixth Amendment and the loans funded pursuant hereto.

       9. Ratification. The parties hereto acknowledge and agree that the terms and provisions of this Sixth Amendment amend, add to and constitute a part of the Credit Agreement. Except as expressly modified and amended by the terms of this Sixth Amendment, all of the other terms and conditions of the Credit Agreement and all of the documents executed in connection therewith or referred to or incorporated therein (including, without limitation, the Restated Guaranties), remain in full force and effect and are hereby ratified, confirmed and approved.

       10. Express Conflicts. If there is an express conflict between the terms of this Sixth Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Sixth Amendment shall govern and control.

       IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Amended and Restated Credit Agreement effective as of the date noted above.



                                    SECOM GENERAL CORPORATION

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    UNIFLOW CORPORATION

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    TRI-TEC PLASTICS CORPORATION

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    TRIPLE TECHNOLOGIES, INC.

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    MICANOL, INC.

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------


(Signatures continue on next page)

                                    L&H DIE, INC.

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    FORM FLOW, INC.

                                    By:  /s/ Dave Marczak
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------



                                    NBD BANK

                                    By:  /s/ Timothy O'Rourke
                                         --------------------------------
                                    Its: Vice President
                                         --------------------------------




EXHIBITS

Exhibit 1.1  Line of Credit Note
Exhibit 1.2E  Joint Novi Mortgage Note

                                                             EXHIBIT 1.1(1995)

                          FOURTH AMENDED AND RESTATED
                       MASTER DEMAND BUSINESS LOAN NOTE



Amount: $4,500,000.00                            Dated: as of December 1, 1995
                                                    Made at Detroit, Michigan.

       FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay a the earlier of (i) December 31, 1996, or (ii) ON DEMAND to the order of NBD BANK ("Bank"), at its offices in Detroit, Michigan or at such other place as the holder of this note may from time to time designate in writing, the principal sum of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00), plus interest, payable as follows: monthly interest payments in the amount set forth below commencing on January 1, 1996, and continuing on the 1st day of each consecutive month thereafter, and a final payment, of the outstanding principal balance plus all accrued but unpaid interest on December 31, 1996.

       The indebtedness under this Note outstanding from time to time prior to maturity (whether by acceleration or otherwise) or the occurrence of an Event of Default shall bear interest on the basis of a year of 360 days for the actual number of days elapsed in each month, at a per annum rate equal to the Applicable Margin (defined below) plus the rate announced from time to time by the Bank as its "prime rate" (the "Note Rate"), which prime rate may not be the lowest rate charged by the Bank to any of its customers. Each change in the prime rate will immediately result in a change of the Note Rate. After maturity, or from and after an Event of Default as defined in the Credit Agreement, described below the outstanding principal balance under this Note shall bear additional interest from and after such maturity date or the occurrence of the Event of Default, at a rate of three (3%) percentage points per annum above the Note Rate until the Note is fully paid or the Event of Default is fully cured (the "Default Rate").

       The "Applicable Margin" will be determined according to the following table:

 Total Liabilities to Tangible
    Tangible Capital Funds
(determined under Section 5.1C                    Applicable Margin
  of the Credit Agreement) is:                       for the Note
  ----------------------------                       ------------
Greater than or equal to 2.0 to 1.0                     1.25%

from 1.75 to 1.0 up to and including 1.99 to 1.0        1.00%

from 1.50 to 1.0 up to and including 1.74 to 1.0         .75%

from 1.25 to 1.0 up to and including 1.49 to 1.0         .50%

from 1.01 to 1.0 up to and including 1.24 to 1.0         .25%

less than 1.0 to 1.0                                     .00%

The Applicable Margin will be adjusted effective on the first day of the next fiscal quarter after receipt of the quarterly financial statements delivered to the Bank pursuant to Section 5.4 of the Credit Agreement. If such quarterly financial statements are not delivered by the end of the quarter in which they are due, the ratio of Total Liabilities to Tangible Capital Funds will be deemed to be greater than 2.0 to 1.0 until quarterly financial statements are delivered to the Bank. Any appropriate adjustments to the Applicable Margin will be effective upon the date of receipt by the Bank of the overdue financial statements.

       Principal of and interest on this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs.

       The indebtedness under this Note may be prepaid in whole or in part at any time. In addition to the principal payments described above, additional payments on this Note may be due and payable pursuant to the terms of the Amended and Restated Credit Agreement dated as of December 15, 1993, as amended by (i) the First Amendment to Amended and Restated Credit Agreement dated July 19, 1994, (ii) the letter dated August 19, 1994 from NBD to Secom,
(iii) the Third Amendment to Amended and Restated Loan Agreement dated December 28, 1994, (iv) the Fourth Amendment to Amended and Restated Loan Agreement dated February 17, 1995 and (v) the Fifth Amendment to Amended and Restated Loan Agreement dated December 1, 1995 (as so amended, the "Credit Agreement" or "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement.

       This Fourth Amended and Restated Master Demand Business Loan Note, among other things, amends, restates and consolidates (but does not discharge) the indebtedness outstanding under that certain Third Amended and Restated Master Demand Business Loan Note dated December 28, 1994, in the original amount of $4,500,000, that certain Second Amended and Restated Master Demand Business Loan Note dated December 13, 1994, in the original principal amount of $4,200,000, that certain Amended and Restated Master Demand Business Loan Note dated September 1, 1993, in the original principal amount of $4,200,000, that certain Master Demand Business Loan Note dated April 29, 1993, in the original principal amount of $4,200,000, that certain Master Demand Business Loan Note, dated March 23, 1993, in the original principal amount of $4,000,000, and that certain Master Demand Business Loan Note dated as of December 19, 1991, in the original principal amount of $4,000,000. Any reference in any other document or instrument to the foregoing notes shall constitute a reference to this Fourth Amended and Restated Master Demand Note.

       This Note is given pursuant to the terms and conditions of the Credit Agreement. This Note is secured by, among other collateral, the collateral granted to Lender under the terms of the Credit Agreement and the Loan Documents. The occurrence of any default under the Credit Agreement or any of the Loan Documents (as such documents may have been amended by the Credit Agreement), or any document or instrument referred to or incorporated into any of the foregoing shall be deemed a default under this Note and shall entitle the holder of this Note to accelerate the maturity of the debt evidenced by this Note and to have all rights and remedies afforded by law or available under the Credit Agreement, the Loan Documents and under all other agreements referred to or executed in connection with any of the foregoing.

       The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or such endorsers or guarantors.

       This Note, made and executed in the State of Michigan, shall be governed and construed according to the internal laws of the State of Michigan.


                                    SECOM GENERAL CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Name: Dave Marczak
                                              -------------------------------
                                            Title: Vice President
                                                   --------------------------
                                    46035 Grand River Ave.
                                    Novi, Michigan 48374


                                    UNIFLOW CORPORATION

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    26600 Heyn Drive
                                    Novi, Michigan 48450






(Signatures continue)

                                    MICANOL, INC.

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    P.O. Box 881
                                    46001 Grand River
                                    Novi, Michigan 48376


                                    TRIPLE TECHNOLOGIES, INC.

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    1445 Allen Drive
                                    Troy, Michigan 48083


                                    L&H DIE, INC.

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    38200 Ecorse Road
                                    Romulus, Michigan 48174


                                    FORM FLOW, INC.

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    6901 Cogswell
                                    Romulus, Michigan 48174


                                    TRI-TEC PLASTICS CORPORATION

                                    By: /s/ Dave Marczak
                                        -------------------------------------
                                        Its: Vice President
                                             --------------------------------
                                    46035 Grand River Ave.
                                    Novi, Michigan 48374